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                                                                   EXHIBIT 10.12

                                PROMISSORY NOTE

                                                            Bellevue, Washington
                                                              September 10, 1999

FOR VALUE RECEIVED, the undersigned, MERCATA, INC., an Washington corporation ("Borrower"), promises to pay to the order of VULCAN VENTURES INCORPORATED ("Lender"), ON DEMAND on or after October 31, 1999, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or so much thereof as may be from time-to-time disbursed hereunder, in lawful money of the United States of America, together with interest on the unpaid principal from time-to-time outstanding at the Prime Rate until fully paid. The entire unpaid principal balance of this Note plus all accrued interest thereon shall be due and payable on demand.

     The total principal balance as of the date hereof is $2,000,000.

1.   Definitions. As used herein, the following terms shall be defined as
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     follows:
     (a)  Available Amount: As of any date, (i) $10,000,000, minus (ii) the
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          total principal amount of Disbursements previously made hereunder
          (whether or not such Disbursements are outstanding or have been prepaid pursuant to Section 3(b) of this Note).
     (b)  Business Day: Any day other than a Saturday, Sunday or day on which
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          banks in Seattle, Washington are required or permitted by law to close.
     (c)  Default Rate: The rate of 12% per annum.
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     (d)  Disbursement: Any amount disbursed by Lender to Borrower under this
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          Note from time to time in accordance with the provisions of Section 2 hereof.
     (e)  Note: This Promissory Note executed by Borrower in favor of Lender.
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     (f)  Prime Rate: The interest rate per annum reported as the Prime Rate in
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          the Money Rates section of The Wall Street Journal (Western Edition).
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          If The Wall Street Journal ceases reporting the Prime Rate as
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          currently reported, the Prime Rate shall be another reasonably comparable rate selected by Lender.

2.   Disbursements. Lender has no obligation to fund any Disbursement,
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     regardless of the Available Amount. Every Disbursement is discretionary on the part of Lender. Borrower may request Disbursements hereunder by notice to Lender. Such notice shall specify that a Disbursement is requested, the date on which the Disbursement is requested to be made (which shall be a Business Day) and the amount thereof. Notwithstanding anything in this Note to the contrary, Borrower may not request any Disbursement if after giving effect to the required Disbursement, the Available Amount would be less than zero.

3.   Payments.
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     (a)  Principal and Interest. The principal hereof, together with interest
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          accrued thereon, shall be due and payable on demand by Lender.
     (b)  Prepayment. Borrower may prepay this Note in whole or in part at any
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          time without penalty or premium, provided, that any amount prepaid may not be reborrowed.

4.   Default. If this Note is not paid when due, the principal of and, to the
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     extent permitted by applicable law, interest on this Note shall bear interest at the Default Rate.

5.   Miscellaneous.
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     (a)  Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives presentment for payment, demand and notice of nonpayment of this Note. Every such person or entity further hereby consents to any extension of the time of payment hereof or other modification of terms of payment of this Note, the release of all or any part of any security hereof or the release of any party liable for the payment of the indebtedness evidenced hereby at any time and from time-to-time at the request of anyone now or hereafter liable therefore. Any such extension or release may be made without notice to any of such persons or entities and without discharging their liability.
     (b) This Note shall be governed by and construed in accordance with the laws of the state of Washington, without giving effect to choice of law or conflicts of law principles.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LEND MONEY, EXTEND CREDIT OR TO FOREBEAR
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FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
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                                 MERCATA, INC.

                                 By: /s/ Jon Engman
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                                     Jon Engman, Vice President & Treasurer